EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated September 10, 2004, in Amendment No. 1 to Registration Statement (Form S-1 No. 333-119951) and related Prospectus of USA Technologies, Inc. dated December 20, 2004.

                                                /s/ Ernst & Young LLP

December 20, 2004
Philadelphia, Pennsylvania